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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         May 26, 2004
                                                --------------------------------

                             VendingData Corporation
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             (Exact name of Registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

              001-32161                                  91-1696010
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       (Commission File Number)              (IRS Employer Identification No.)

6830 Spencer Street, Las Vegas, Nevada                    89119
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code      (702) 733-7195
                                                  ------------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Reference is made to the press release of the Registrant, issued and disseminated on May 26, 2004, announcing that John R. Spina, the Chief Financial Officer and, Stacie Brown, the Secretary and Corporate Counsel, have entered into voluntary separation agreements with the Company. Our controller, Doug Caszatt, will assume the role of Acting Chief Financial Officer, effective immediately.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits.

         99.01    Press Release of VendingData Corporation dated May 26, 2004.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VENDINGDATA CORPORATION
                                                        (Registrant)


Date:  May 26, 2004                                By:   /s/ H. Michael Jahnke
                                                         -----------------------
                                                         H. Michael Jahnke
                                                   Its:  Chief Operating Officer

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                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

99.01               Press Release of VendingData Corporation dated May 26, 2004.